<PAGE 1>
                                               Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Douglas A. Warner
___________________________


<PAGE 2>
                                               Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Paul A. Allaire
___________________________

<PAGE 3>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Riley P. Bechtel
___________________________

<PAGE 4>

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Lawrence A. Bossidy
___________________________

<PAGE 5>

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Martin Feldstein
___________________________

<PAGE 6>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Ellen V. Futter
___________________________

<PAGE 7>

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Hanna H. Gray
___________________________

<PAGE 8>

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Walter A. Gubert
___________________________

<PAGE 9>

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ James R. Houghton
___________________________

< PAGE 10>

                                             Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ James L. Ketelsen
___________________________

<PAGE 11>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ John A. Krol
___________________________

<PAGE 12>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Roberto G. Mendoza
___________________________

<PAGE 13>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Michael E. Patterson
___________________________

<PAGE 14>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Lee R. Raymond
___________________________

<PAGE 15>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Richard D. Simmons
___________________________

<PAGE 16>

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Kurt F. Viermetz
___________________________

<PAGE 17>

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ Douglas C. Yearley
___________________________

<PAGE 18>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ John A. Mayer, Jr.
___________________________

<PAGE 19>
                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Michael E. Patterson, Rachel F. Robbins,
James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of May, 1998.


/s/ David H. Sidwell
___________________________